November 9, 2006

DREYFUS PREMIER VALUE EQUITY FUNDS - DREYFUS PREMIER VALUE FUND

Supplement to Prospectus dated March 1, 2006

     The Board of Trustees of Dreyfus Premier Value Equity Funds (the “Trust”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Trust, on behalf of Dreyfus Premier Value Fund (the “Fund”), and Advantage Funds, Inc., on behalf of Dreyfus Premier Strategic Value Fund (the “Acquiring Fund”). The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

     It is currently contemplated that holders of Fund shares as of December 15, 2006 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about March 1, 2007. If the Agreement is approved, the Reorganization will become effective on or about March 16, 2007.

     In anticipation of the Reorganization, effective on or about November 17, 2006, the Fund will be closed to any investments for new accounts.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.